Agricultural and Plant Nutrient Outlook The CSX Fertilizer Customer Forum Crowne Plaza Downtown Union Station Indianapolis, IN June 2, 2015 Dr. Michael R. Rahm Vice President Market and Strategic Analysis

Safe Harbor Statement 2 This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Wa’ad Al Shamal Phosphate Company (also known as the Ma’aden joint venture), the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Ma’aden joint venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the timely development and commencement of operations of production facilities in the Kingdom of Saudi Arabia, the future success of current plans for the Ma’aden joint venture and any future changes in those plans; difficulties with realization of the benefits of the transactions with CF, including the risk that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic assumed in the Florida phosphate assets acquisition, or the costs of the Ma’aden joint venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Agenda and Take-Away Sound Bites  Agricultural Outlook – Near term: Mother Nature’s call – Long term: Food story still solidly intact  Phosphate Outlook – Near term: Steady demand growth but significant supply losses – Long term: A new supply ballgame  Potash Outlook – Near term: Demand growth is back on track and making up for lost time/tonnage – Long term: Overblown concerns about current and future capacity 3

Agricultural Outlook

Another summer of ‘Whiskey and The Weather Channel’ for agricultural commodity traders 5 3.00 3.50 4.00 4.50 5.00 5.50 6.00 6.50 7.00 S O N D J F M A M J J A US$ BU New Crop Corn Price Daily Close of the New Crop Contract (Sep 1 - Aug 31) 2013 2014 2015 2016 Source: CME 0 1 2 3 4 5 6 7 8 9 00 01 02 03 04 05 06 07 08 09 1 11 12 13 4 15 $ BU Corn Price Daily Close of Front M nth Futures Contract Source: CME 8 9 1 11 12 13 14 S O N D J F M A M J J A US$ BU New Crop Soybean Price Daily Close of the New Crop Contract (Sep 1- Aug 31) 2013 2014 2015 2016 Source: CME 4 6 8 10 12 14 16 18 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 $ BU Soybean Price Daily Close of Front Month Futur s ontract Source: CME Prices through May 29, 2015

Summer weather not planting date matters most 6 2009 2012 y = 0.0008x - 0.057 R² = 0.0213 -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 20 40 60 80 100 P er ce nt D ev ia tio n fro n Tr en d Y ie ld Percent of Corn Acres Planted by Mid-May (Week 19) Planting Progress vs. Corn Yield - United States 1980-2014 2009 2012 y = 9E-05x - 0.0119 R² = 0.0002 -50% -40% -30% -20% -10% 0% 10% 20% 30% 0 20 40 60 80 100 P er ce nt D ev ia tio n fro n Tr en d Y ie ld Percent of Corn Acres Planted by Mid-May (Week 19) Planting P ogr ss vs. Corn Yield - Illinois 1980-2014 Source: USDA Source: USDA

A strong supply response to higher prices - and Mother Nature also cooperates 7 2.0 2.1 2.2 2.3 2.4 2.5 2.6 2.7 2.8 2.9 3.0 3.1 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F Bil Tonnes World Grain and Oilseed Production and Use Production Use Source: USDA 2.50 2.60 2.70 2.80 2.90 3.00 3.10 3.20 3.30 800 820 840 860 880 900 920 940 960 0 01 02 03 04 05 06 07 08 09 10 1 12 13 14E15F MT HaMil Ha World Grain and Oilseed Area and Yields Harvested Area Yield Trend Source: USDA 15% 18% 20% 23% 25% 28% 30% 350 400 450 500 550 600 650 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E15F PercentMil Tonnes World Grain & Oilseed Stocks Stocks Percent of Use Source: USDA

Still a wide range of potential outcomes in 2015/16 8 606 579 494 407 469 461 424 436 512 570 551 538 524 586 626 350 400 450 500 550 600 650 700 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes World Grain & Oilseed Stocks Actual/Estimate Mosaic Range Mosaic Medium Scenario USDA Current Forecast Source: USDA and Mosaic 2015/16 Grain and Oilseed Scenario Assumptions Low Medium High Harvested Area Change 0.00% 0.25% 0.50% Yield Deviation from Trend * Largest Negative At Trend Largest Positive Demand Growth 1.00% 1.75% 2.25% * Trend yield for 2000/01 to 2014/15 crop years. Mother Nature’s Call

Corn and soybeans and North America account for most of the stock build 9 0 7 14 21 28 35 42 49 56 63 70 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 70 75 80 85 90 95 00 05 10 15 PercentBil Bu U.S. Corn Stocks Stocks Percent of Use Source: USDA 175 151 127 105 131 123 109 130 145 144 128 132 137 174 193 0 25 50 75 100 125 150 175 200 225 250 00 01 02 3 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes World Corn Stocks Actual Mosaic Forecast Range Mosaic Medium Scenario USDA Forecast Source: USDA and Mosaic 33 35 43 38 49 54 63 53 43 61 71 54 56 63 86 0 10 20 30 40 50 6 70 8 90 10 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes World Soybean Stocks Actual Mosaic Forecast Range Source: USDA and Mosaic 0 5 10 15 20 25 30 0 100 200 300 400 5 0 600 70 75 80 85 90 95 00 05 10 15 PercentMil Bu U.S. Soybean Stocks Mil Bu Percent of Use Source: USDA

Drivers other than weather 10 70 75 80 85 90 95 100 05 06 07 08 09 10 11 12 13 14 15 Index U.S. Dollar Index Monthly Average of Daily Index Source: Forex y = 0.3556x2 - 76.676x + 4327.1 R² = 0.7036 100 200 300 400 500 600 700 70 80 90 100 110 120 TR-CCI U.S. Dollar Index Commodity Price Index vs. U.S. Dollar Index 2000 to 2014 Source: TR and ICE  There is a negative correlation between the trade-weighted dollar index and a commodity price index  A stronger dollar increases the local currency cost of an imported commodity as well as the local currency price of an exported commodity. As a result, the dollar price often is pressured lower because import demand wanes and/or export supply increases.  In big round numbers, the ICE dollar index has increased from 80 in 2014 Q2 to 95 in May and the TR-CCI index has declined from 555 to about 430 at the same time  This analysis indicates that a ICE dollar index of 95, on average, would correlate with a TR-CCI commodity price index of about 250 or 200 points less than the current value - Jan-May 2015 The Dollar

Factors to Watch  Mother Nature  USDA June 30 acreage and stocks reports  Exchange rates  Demand response to price changes  Positions of large speculative traders 11

Food story still solidly intact in the long run 12 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 4.00 750 775 800 825 850 875 900 925 950 975 80 85 90 95 00 05 10 15F 20F 25F 30F MT HaMil Ha World Harvested Area and Average Yield Actual Area Forecast Area Actual Yield Required Yield Source: USDA and Mosaic 1,000 1,500 2,000 2,500 3,000 3,500 4,000 80 85 90 95 00 05 10 15F 20F 25F 30F Mil Tonnes Source: USDA and Mosaic World Grain and Oilseed Use Actual for Biofuels Actual Forecast for Biofuels Forecast  The food story is not in vogue today but it is solidly intact and will re- emerge quickly with one or two smaller-than-expected harvests.  The trend is our friend. Based on reliable forecasts for grain and oilseed demand, farmers will need to plant more hectares and achieve yield increases at trend rates or more to meet projected use.  The challenge remains!

Phosphate Outlook

Continued positive global demand prospects 14 World Grain & Oilseed Nutrient Removal Mil Tonnes 2012 2014 Chg MT Chg % Product N Removal 59.3 64.6 5.3 8.9% 11.5 P2O5 Removal 22.9 24.8 1.9 8.5% 4.2 K2O Removal 19.2 20.9 1.7 8.8% 2.8 Source: USDA, IPNI, Mosaic 64.5-66.5 30 35 40 45 50 55 60 65 70 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Global Phosphate ShipmentsMMT Product DAP/MAP/MES/TSP Source: CRU and Mosaic Record Global Harvests = Record P Removal from Soils  Global shipments have notched new highs for six years in a row, but the rate of growth has slowed during the last three mainly due to the large drop in Indian DAP shipments since 2011 Nevertheless, global shipments increased at a respectable rate of 2.7% per year or 6.5 million tonnes from 2010 to 2014, despite the significant drag from India  Shipments are forecast to post a solid gain in 2015 - Shipments are projected to climb to 65.4 million tonnes this year from 64.6 in 2014 - Banking on India for a strong rebound in phosphate shipments beginning this year

But recent declines in crop prices and increase in urea costs are reducing affordability 15 M o r e A f f o r d a b l e L e s s A f f o r d a b l e 0.50 0.75 1.00 1.25 1.50 1.75 05 06 07 08 09 10 11 12 13 14 15 Plant Nutrient Affordability Plant Nutrient Price Index / Crop Price Index Affordability Metric Average Source: Weekly Price Publications, CME, USDA, AAPFCO, Mosaic – But three of the top four nutrient consuming countries are insulated to some extent from lower crop prices – China • High price supports for key crops • $10+ per bu corn price • $11+ per bu wheat price – India • Also high price supports for key crops • Plus large subsidies keep NPK prices far below international values (e.g. urea < $100 mt) – Brazil • Uncertainties caused by exchange rate volatility and credit availability this year • But weaker real no doubt provides a large net benefit to the export-based agricultural sector YTD

Banking on the beginning of a rebound in India 16 – Positive demand drivers • Profitable farm economics and good farm demand • A depleted retail distribution channel • Stable phosphate subsidy (a windfall from lower oil prices) • The rupee has remained relatively stable – Import economics work and India needs to import significantly more phosphate this year • More imports in nearly all forms • Large rock and NPK imports on the way in addition to DAP – Banking on India • DAP imports are forecast to climb to ~5.5 million tonnes in 2015, up from less than 4.0 million tonnes last year • Import economics work at ~$500 tonne c&f India • More upside than downside risk (not the Great Grain Robbery of 1972 but India could import more phosphate than anyone expects today) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F Mil Tonnes India DAP/MAP/TSP Imports DAP MAP TSP Source: CRU, IFA, Mosaic Importer Breakeven Analysis 2 15/16 DAP Subsidy Analysis US$ INR DAP Contract Price c&f India $498 31,600 plus Duty, Taxes, Insurance 1 $31 1,950 plus Bogey to Retail 2 $44 2,800 Estimated Importer Co t to Retail Plant $572 36,350 less Subsidy 3 $194 12,350 Estimated Cost Retail Plant After Subsidy $378 24,000 Maximum Retail Price (MRP) $378 24,000 Implied Importer Margin $0 0 Rupee/US$ Rate = 63.5 1 Duty, Taxes, Insurance Paid - Duty: 5.05%. Insurance: 45-69 INR/MT. Countervailing Duty: 1%. Ed cat on Assessment: 3% on CVD. 2 Handling, Bagging, Transport, etc. 3 Excluding primary and secondary freight subsidy INR/$ Source: FAI and Mosaic

A modest slowdown is expected in Brazil following rapid growth since 2010 17 0 1 2 3 4 5 6 7 8 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F Brazil Phosphate ShipmentsMMT Product DAP/MAP/MES/TSP Source: CRU and Mosaic 0.0 1.0 2.0 3.0 4.0 5.0 6.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F Mil Tonnes Brazil DAP/MAP/TSP Imports DAP MAP/MES TSP Source: CRU, ANDA, Mosaic – Rapid demand growth since 2010 • Shipments climbed 13% per year or 2.9 million tonnes (from 4.5 to 7.4 million) from 2010 to 2014 • Imports have increased 24% per year or 3.4 million tonnes during the same period • Demand growth met by imports – Record shipments and imports in 2014 • Shipments increased 4.4% or ~320,000 tonnes to 7.4 million • Imports jumped 15% or ~750,000 tonnes to 5.9 million • Domestic production declined more than 10% – Prospects for 2015 remain constructive • Shipments at this point are projected to decline modestly to 7.2 million tonnes • Imports are projected to drop to 5.2 million tonnes due to a moderate rebound in production and a drawdown of channel inventories • Imports in Q1 were off 45% or more than 550,000 tonnes compared to the high levels a year ago • Imports during the remainder of the year are expected to be off just 4% from the high levels last year in order to meet these forecasts • Long delays are expected to discharge import vessels

Strong and steady North America shipments 18  2014/15 forecast – 9.9 million tons – third highest in modern era • Increase of 3% or 330,000 tons from last year • Up 9% or ~800,000 tons from the seven-year Olympic average • Some tonnage inflation due to MicroEssentials® substituting for DAP/MAP, but solid agronomic and economic demand drivers – Outstanding fall shipments (Jul-Dec 2014) • Totaled 5.1 million tons, up 11% or 509,000 tons from average • Second highest in last seven years – Continued strong shipments expected this spring • Expected to total 4.8 million tons, up 8% or 346,0000 tons from the seven-year Olympic average • Third highest in last seven years  2015/16 forecast – Will depend on 2015 harvest and crop prices – Shipments at this point are projected to decline only slightly to 9.8 million tons but stay tuned 0 1 2 3 4 5 6 7 8 9 10 11 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F 16F Mil Tons Product North America DAP/MAP/MES/TSP Shipments Source: AAPFCO, TFI, IFA and Mosaic Fertilizer Year Ending June 30 0 100 200 300 400 500 600 700 800 900 Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 1,000 Tonnes U.S. DAP+MAP Domestic Disappearance Min/Max Range (09/10-13/14) 14/15 7-Yr Olympic Average Source: TFI, U.S. Department of Commerce, Mosaic

U.S. exports – more stable volumes and destinations 19  Lower but stable U.S. exports  Focus on freight-advantaged Americas  Growth of MicroEssentials® premium products Americas 2.92 35% India 0.16 2% Oceania 0.99 12% China 2.94 36% Other 1.21 15% U.S. DAP+MAP Exports by Destination 2002/03 Source: TFI Units: Million Tonnes Americas 2.21 36% India 2.41 39% Oceania 0.40 6% China 0.35 6% Other 0.77 13% U.S. DAP+MAP Exports by Destination 2009/10 Source: TFI U its: Million Tonnes Americas 2.98 65% India 0.50 11% Oceania 0.28 6% China 0.20 5% Other 0.59 13% U.S. DAP+MAP Exports by Destination 2013/14 Source: TFI Units: Million Tonnes 4.6 MMT 8.2 MMT 6.1 MMT 0 2 4 6 8 10 12 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F Mil Tonnes U.S. DAP/ MAP/ MES Exports DAP+ MAP MES Source: TFI and Mosaic Fertilizer Year Ending June 30

Recent supply losses  Significant supply reductions – Permanent closures • Mainly non-integrated operations (outside India) • Others on the brink? • Suppliers exporting finished products vs. raw materials – Several temporary shut-downs or reduced rates  North American adjustments – Fewer U.S. exports – More U.S. imports 20 6.0 7.0 8.0 9.0 10.0 11.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 Mil Tonnes P2O5 U.S. Phosphoric Acid Production Calendar Year Source: TFI and Mosaic Some of the Recent Changes 0 200 400 600 800 1,000 1,200 1,400 1,600 05 06 07 08 09 10 11 12 13 14 1000 MT Calendar Year Source: USDC U.S Phosphate Imports MAP DAP TSP Year Country Company Facility Closed Cap city Permanent Closures Spain Fertiberia Huelva 2010 740 USA Agrifos Pasadena 2011 740 USA PotashCorp Suwannee River 2014 470 USA MissPhos Pascagoula 2014 840 Subtotal 2,790 Temporary Shut-Downs or Reduced Operating Rates Tunisia GCT Gabes Ongoing 1,000 Russia UralChem Voskresensk Ongoing 650 Philippines Philphos Leyte Ongoing 860 Mexico Fertinal Lazaro Cardenas ? ? Jordan JPMC Aqaba ? ? Subtotal 2,510 Total 5,300 Source: CRU, January 2015. Capacity is expressed in 1000 tonnes DAP equivalent.

China and Saudi Arabia fill the void 21 China exported 8.1 million tonnes in 2014, up from 5.3 million in 2013 - Exports to India were down, but shipments to Brazil more than doubled. Deliveries to the U.S. topped 400,000t vs. zero in 2013 - Recent changes in China’s export tax are expected to facilitate more orderly flow of exports in 2015 and exports got off to a fast start in Q1 - But VAT could provide a twist later in the year Ma’aden continues to ramp up but more slowly than expected India 22% Brazil 16% Pakistan 10%Vietnam 9% United States 5% Other 38% China DAP/ MAP/ TSP Exports by Destination Calendar Year 2014 Source: China Customs India 39% Brazil 10%Vietnam 10% Pakistan 9% Iran 7% Other 25% China DAP/ MAP/ TSP Exports by Destination Calendar Y ar 2013 Source: China Customs 0.0 0.5 1.0 1.5 2.0 2.5 3.0 00 01 02 0 04 05 06 07 08 09 10 11 12 13 14 15F Mil Tonnes Saudi Arabia DAP Exports DAP MAP Source: CRU and Mosaic 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 Mil Tonnes Chi a DAP/MAP/TSP Exports Source: Fertecon, China Customs, Mosaic

New supply ballgame in the long term  China has stopped building phosphate plants – The massive 8-3-6 based expansion program has come to an end – China has accounted for all of the net increase in global phosphate capacity this century – China has transitioned from the largest phosphate importer to the largest exporter  Future demand growth met primarily from new supplies in Morocco and Saudi Arabia 22 0 10 20 30 40 50 60 70 80 90 100 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F16F17F18F19F MMT DAP/MAP/TSP Source: CRU January 2015 Global Phosphate Capacity Rest of World China 0 5 10 15 20 25 30 35 -6 -4 -2 0 2 4 6 8 85 9 95 00 05 10 Mil Tonnes Production Mil Tonnes Net Exports China DAP/MAP/TSP Production and Net Exports Net DAP/MAP/TSP Exports DAP/MAP/TSP Production Source: Fertecon and Mosaic

Factors to Watch  Agricultural commodity prices and impact on demand  Indian subsidy policy, exchange rate and demand growth  OCP and Ma’aden – timing of start-ups  China – always the wild card – Phosphate demand growth – Production and exports – Export policies – Pace of phosphate sector re-structuring  Raw materials costs 23

Potash Outlook

Demand growth is back on track 25  Record shattering shipments in 2014 due to: - More moderate potash prices - Profitable farm economics worldwide - Empty channel inventories at the end of 2013 - The Big Six (80+% of the increase)  Moderate decline forecast for 2015 - But our point estimate of 59.5+ million tonnes exceeds the previous peak in 2011 by about 6% or 3.3 million tonnes - Flat to moderate declines in the Americas and SE Asia - Small gains in India and China - Shipments underpinned by large China and India contracts - Brazil demand bolstered by the weaker real - But second-half demand will hinge on the size of the 2015 harvest and the level of 2016 crop prices 59-60 25 30 35 40 45 50 55 60 65 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Global Potash ShipmentsMil Tonnes KCl Source: CRU and Mosaic

Brazil: Moderate decline from record 2014 levels 26 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes Brazil MOP Import Demand Source: Fertecon and Mosaic  Record shipments of 9.3 million tonnes in 2014, an increase of nearly 7% from 2013  Imports jumped 14% or 1.1 million tonnes to 9.1 million tonnes in 2014  Prospects for 2015 remain constructive: - But exchange rate volatility and credit availability have caused delays in shipments and imports so far this year - Shipments and imports are forecast to drop to 8.8 and 8.5 million tonnes, respectively, in 2015 - Q1 imports were off 32% or about 650,000 tonnes from the high levels of last year - Imports for the remainder of this year are expected to be on par with the high levels of last year 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 00 01 02 03 04 05 06 07 08 09 1 11 12 13 14E 15F Mil Tonnes KCl Th ou sa nd s Brazil MOP Shipments Source: CRU, Fertecon, and Mosaic

Russia 33% Belarus 22% Israel 16% Canada 16% Jordan 7% Other 6% China MOP Imports by Origin Calendar Year 2014 Source: China Customs China: Continued strong growth expected in 2015 27 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes KCl China MOP Shipments Source: Company Reports, Fertecon and Mosaic  Shipments reached a record 13.8 million tonnes in 2014 and are projected to breach 14.0 million tonnes this year  A surge in Q4 arrivals sent imports over 8.0 million tonnes in 2014  Based on contracted and optional tonnage plus moderate rail shipments from Russia, imports this year could challenge the 2007 record Russia 41% Canada 22% Belarus 13% Israel 13% Germany 5% Other 6% China MOP Imports by Origin Calendar Ye r 2013 Source: China Customs 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 95 96 97 98 99 0 01 2 03 04 05 06 07 08 09 10 11 12 13 14 Mil Tonnes China MOP Imports Source: China Customs, Mosaic

India: Shipments back on an upward trend 28  Positive demand drivers: - Profitable farm economics - Low channel inventories - No changes in the potash subsidy - Relatively stable rupee  Indian imports jumped to 4.3 million tonnes in 2014 due to a surge of Q4 contract deliveries  Imports are projected to increase modestly to ~4.5 million tonnes this calendar year - Large tonnage contracted at $332 per tonne c&f India, up $10 from last year - The subsidy remains unchanged at 9,300 rupees per tonne - Slight increases in the MRP may be needed to make import economics work 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes India MOP Import Demand Source: Fertecon and Mosaic 0 5,000 10,000 15,000 20,000 25,000 30,000 2008 2009 2010 2011 2012 2013 2014 2015 India NPK Farm Prices Urea MOP DAP INR / MT Source: FAI, Mosaic YTD

Indonesia/Malaysia: Positive and stable outlook 29 Combined shipments surged 38% or 1.4 million tonnes to a record 5.1 million in 2014  Shipments are forecast to decline modestly to 4.9 million tonnes in 2015  Palm oil prices have dropped in sync with petroleum prices but an increase in Indonesian bio-diesel subsidies underpins demand - More than 60% and 85% of Indonesian and Malaysian potash, respectively, is applied by palm plantations 0.0 1.0 2.0 3.0 4.0 5.0 6.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes Indonesia/Malaysia MOP Import Demand Source: Fertecon and Mosaic 1500 1750 2000 2250 2500 2750 3000 3250 3500 3750 4000 4250 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 Jan '15 RM/ Tonne Palm Oil Price Daily Close of Nearby Futures Contract Source: Kuala Lumpur Exchange

NA shipments surged last year but likely will drop in 2015 due to early positioning by distributors last year 30 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Mil Tonnes KCl Th ou sa nd s North American MOP Shipments Calendar Year Source: IPNI, USDC and Mosaic  Shipments surged in 2014 to the highest level since 2007 - Bunching of shipments last year - Distributors remained concerned about rail performance and expected that prices had bottomed - U.S. imports from offshore sources surged in 2014  Shipments are projected to decline this year - Lower first half shipments due to early fill of the distribution channel (confused with application rates) - Second-half shipments will hinge on crop prices and acreage prospects for the 2016 crop 1.0 2.0 3.0 4.0 5.0 6.0 Jul-Dec 2014 (A) Jan-Jun 2015 (F) Mil Tonnes North American Pota h Shipments Fall '14 Actual Spring '15 Range 7-Yr Olympic Average 7-Yr Min-Max Range Source: IPNI, USDC, and Mosaic

Record NA exports needed to meet projected demand 31  North America exports on a record pace with major contracts settled in China and India – 1.3 million tonnes for India – 1.8 mil plus 0.7 mil option for China  Above average monthly exports for the first 4 months of the year – Canpotex exports projected to total 10.5-11.0 this year – Canpotex shipments during Jan-Apr totaled 3.7 million tonnes, up 11% from the record pace last year 6.7 9.3 9.3 3.2 8.2 9.9 7.3 8.8 10.3 10.5-11.0 0 2 4 6 8 10 12 06 07 08 09 10 11 12 13 14 15F Mil Tonnes Canpotex MOP Exports Calendar Year Source: Canpotex and Mosaic 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Jul 2010/11 Jan Jul 2011/12 Jan Jul 2012/13 Jan Jul 2013/14 Jan Jul 2014/15 Jan Mil Tonnes KCl North America MOP Exports Source: IPNI Q3 Q2 Q3 14/15 14/15 13/14 Production 5,381 5,039 7% 4,792 12% 4,517 19% Exports 2,818 2,806 0% 2,500 13% 2,399 17% Domestic Sales 2,220 2,055 8% 2,812 -21% 2,132 4% Ending Stocks 2,540 1,936 31% 2,985 -15% 2,634 -4% Production 13,774 12,379 1,395 11% 12,198 1,577 13% Exports 7,848 5,970 1,878 31% 6,167 1,681 27% Domestic Sales 6,352 6,695 -344 -5% 5,703 649 11% Source: IPNI Current Quarter % Chg Prior Qtr % Chg Prior Yr 7-Yr Oly Avg % Chg 7-Yr Avg1000 MT Year-To-Date Chg Prior Yr % Chg Prior Yr 7-Yr Oly Avg Chg 7-Yr Avg % Chg 7-Yr Avg1000 MT YTD 14/15 YTD 13/14 North America MOP Statistics

Record NA production required to meet projected demand 32  Record production required in order to meet projected demand  Record output in 2015 Q1 – Up 7% from 2014 Q4 and 13% greater than a year ago  Further increases likely needed in 2015/16 5.0 7.5 10.0 12.5 15.0 17.5 20.0 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15F Mil Tonnes KCl North American MOP Production Source: IPNI and Mosaic Fertilizer Year Ending June 30 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 Jul 2010/11 Jan Jul 2011/12 Jan Jul 2012/13 Jan Jul 2013/14 Jan Jul 2014/15 Jan Mil Tonnes KCl North America MOP Production Source: IPNI

North American imports from offshore origins also are expected to set a new record in 2014/15 33  Imports from offshore origins are projected total a record 1.7 million tons in 2014/15 – More than 500,000 tonnes imported in Feb-Mar bringing the total for Jul-Mar to 1.57 million tons – The majority of the increase was from Russia but there also were 200% increases from Israel and Chile – Imports from Russia and Belarus totaled 877,000 tonnes or 56% of the total  Total of 153,000 tons were shipped from Belarus to NOLA ports in 2015 Q1 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 95 97 99 01 03 05 07 09 11 13 15F Mil Tons KCl North American MOP Imports Source: IPNI, USDOC, and Mosaic Fertilizer Year Ending June 30 0 50 100 150 200 250 Jul 2010/11 Jan Jul 2011/12 Jan Jul 2012/13 Jan Jul 2013/14 Jan Jul 2014/15 Jan 1000 Tonnes KCl U.S. MOP Offshore Imports Source: U.S. Department of Commerce U.S. trade data one month delayed

Convergence of netbacks on U.S. and Brazilian sales 34 Estimates of Current Blend Grade Potash Netbacks $ MT Unless Noted Brazil NOLA fob Price ($ ST) na $330 Less Vessel Discharge/Shrink ($ ST) na $7 c&f Price $335 $356 FSU Mine Netback $285 $303 Ocean Freight $15 $18 Rail Freight $35 $35 U.S. NOLA Barge Prices Adjust to Brazilian c&f Values Brazil NOLA fob Price ($ ST) na $312 Less Vessel Discharge/Shrink ($ ST) na $7 c&f Price $335 $338 FSU Mine Netback $285 $285 Ocean Freight $15 $18 Rail Freight $35 $35 Brazilian c&f Prices Adjust to U.S. NOLA Barge Values Brazil NOLA fob Price ($ ST) na $330 Less Vessel Discharge/Shrink ($ ST) na $7 c&f Price $353 $356 FSU Mine Netback $303 $303 Ocean Freight $15 $18 Rail Freight $35 $35 Source: Mosaic estimates

Rebuilding of NA producer inventories prior to peak shipments and summer turnarounds 35  North American producers also relied on large inventories to meet the surge in demand last year - Producer inventories plunged 1.7 million tonnes between the peak on January 31 and September 30, down 47% from a year earlier and off 23% from the average for this date  Inventories have recovered ahead of peak shipments and summer turnarounds - Producer stocks on March 31 at on- and off-site warehouses were up 31% from December 31 but still were 15% less than a year ago and 4% less than the seven-year Olympic average  Inventories are projected to track seasonal patterns during the remainder of 2015. Stocks are forecast to decline from current levels due to the pick up in shipments as well as lower output during the summer turnaround season. 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Jul 2010/11 Jan Jul 2011/12 Jan Jul 2012/13 Jan Jul 2013/14 Jan Jul 2014/15 Jan Mil Tonnes KCl North America MOP Ending Stocks Source: IPNI

FSU production jumped in 2014 but a repeat it is unlikely to be repeated in 2015 36  FSU producers ratcheted up production by 5+ million tonnes to meet the demand surge last year: - Uralkali reported that production totaled 12.1 million tonnes in 2014, up from 10.0 million last year - Belaruskali reported that production totaled 10.3 million tonnes last year, up from 7.1 million in 2013 The production gains were aided by a collapse of the ruble: - The Russian ruble has depreciated about 50% and the Belarusian Ruble another 20% since mid-2014 - Russian granular MOP export pricing (in local currency) has more than doubled in the past 6 months - The depreciation of local currencies has not yet been offset by higher inflation and other costs pressures  FSU production uncertainties this year: - Loss of Uralkali’s Solikamsk 2 mine (~2.5 million tonnes) - Mines likely in need of maintenance turnarounds after record output in 2014 - Recent appreciation of the ruble 5.0 7.5 10.0 12.5 15.0 17.5 20.0 22.5 25.0 00 01 02 03 04 0 06 07 08 09 10 11 12 13 14E Mil Tonnes KCl FSU MOP Production Source: Fertecon, Uralkali and Belaruskali 0 1,500 3,000 4,500 6,000 7,500 9,000 10,500 12,000 13,500 20 25 30 35 40 45 50 55 60 65 70 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 Belarusian Rubles per USD Russian Rubles per USD US Dollar vs. Russian and Belarus Ruble Monthly Average of Daily Rate Russian Ruble Belarusian Ruble Source: Forex

Our long term perspective (from March 30 Analyst Day presentation)  Why we are not as concerned as some analysts: – Positive demand prospects – Less current operational capacity than most estimates – Overly optimistic capacity forecasts and ramp-up timelines – Optimization mode by leading producers – Overblown concerns about North America – Stable supply/demand balance and global operating rates 37

Factors to Watch  Demand and sentiment (driven by agricultural commodity prices)  The Big Six appetite  Distribution channel inventory changes  FSU production  Start-up of new brownfield and greenfield capacity 38

Look for our products on the Mosaic website 39 http://www.mosaicco.com/resources/market_analysis.htm  Mosaic Stakeholder Handbook  Market Mosaic ▪ Market Alerts ▪ Past Presentations

Agricultural and Plant Nutrient Outlook The CSX Fertilizer Customer Forum Crowne Plaza Downtown Union Station Indianapolis, IN June 2, 2015 Dr. Michael R. Rahm Vice President Market and Strategic Analysis Thank You!